UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2024

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FREIGHTCAR AMERICA, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-51237	25-1837219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 S. Wacker Drive, Suite 1500

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

(800) 458-2235

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RAIL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2024, FreightCar America, Inc. (the “Company”) amended its 2022 long Term Incentive Plan (the “Plan Amendment”) to increase the number of shares authorized for issuance thereunder from (i) 4,796,901, which number includes 354,788 shares under the Corporation’s 2018 Long Term Incentive Plan, as amended and restated (the “2018 LTIP”), and the 2005 Long Term Incentive Plan, as amended and restated (the “2005 LTIP” and, together with the 2018 LTIP, the “Prior Plans”) that remained available for grant as of May 12, 2022, plus (ii) any shares remaining for grant under the Prior Plans subject to awards that, after May 12, 2022, were or are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than shares, to (x) 7,796,901 shares, which number of shares includes the 354,788 shares carried over from the Prior Plans that remained available for grant as of May 12, 2022, plus (y) any shares remaining for grant under the Prior Plan subject to awards that, after May 12, 2022, were or are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than shares.

The foregoing description of the Plan Amendment is qualified in its entirety by reference to such amendment, which is filed herewith as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 14, 2024. At the Annual Meeting, all director nominees were elected and proposals II, III and IV were each approved. The proposals are described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the SEC on April 4, 2024 (the “Proxy Statement”). The final results are as follows:

Proposal I – Election of three Class I directors, each for a term of three years, and one Class III director for the two years remaining in the current Class III director term:

	NUMBER OF VOTES	NUMBER OF VOTES	NUMBER OF	NUMBER OF BROKER
DIRECTOR NOMINEE	FOR	AGAINST	ABSTENTIONS	NON-VOTES
Malcolm F. Moore (Class I)	9,207,364	511,962	224,515	3,245,837
José De Nigris Felán (Class I)	9,562,630	157,490	223,721	3,245,837
Travis D. Kelly (Class I)	9,431,647	138,069	374,125	3,245,837
Nicholas J. Randall (Class III)	9,447,456	246,882	249,503	3,245,837

Proposal II – Approval, on a non-binding advisory basis, of the compensation of our named executive officers as described in the Proxy Statement:

NUMBER OF VOTES	NUMBER OF VOTES	NUMBER OF	NUMBER OF BROKER
FOR	AGAINST	ABSTENTIONS	NON-VOTES
8,680,763	1,202,588	60,490	3,245,837

Proposal III – Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2024:

NUMBER OF VOTES	NUMBER OF VOTES	NUMBER OF	NUMBER OF BROKER
FOR	AGAINST	ABSTENTIONS	NON-VOTES
13,113,306	56,087	20,285	0

Proposal IV – Approval of an increase in shares authorized under the Company’s 2022 Long Term Incentive Plan for general use:

NUMBER OF VOTES	NUMBER OF VOTES	NUMBER OF	NUMBER OF BROKER
FOR	AGAINST	ABSTENTIONS	NON-VOTES
8,084,338	1,542,583	316,920	3,245,837

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Amendment No. 3 to the FreightCar America, Inc. 2022 Long Term Incentive Plan.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREIGHTCAR AMERICA, INC.

Date: May 20, 2024	By:	/s/ Celia R. Perez
Celia R. Perez
VP, General Counsel & Corporate Secretary